PLEDGE AND SECURITY AGREEMENT

      THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of May 20, 2003, is entered into among MICHAEL W. GULLION (the "Pledgor"), and GOLD BANK, a Kansas banking corporation, or its assignee(s) (the "Secured Party").

                                    RECITALS

      WHEREAS, Pledgor and Secured Party are parties to that certain Restitution Agreement of even date herewith (the "Restitution Agreement"), pursuant to which Michael W. Gullion ("Gullion") agreed to make certain payments to Secured Party;

      WHEREAS, Pledgor beneficially owns the Equity Interests (as hereinafter defined) in the Issuers (as hereinafter defined);

      WHEREAS, to induce Secured Party to enter into the Restitution Agreement, Pledgor desires to pledge, grant, transfer, and assign to Secured Party a security interest in the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.   Definitions and Construction.

          (a) Definitions. All initially capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Restitution Agreement. As used in this Agreement:

           "Bankruptcy  Code" means  United  States  Bankruptcy  Code (11 U.S.C.
           Section 101 et seq.), as in effect from time to time, and any successor statute thereto.

           "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close.

           "Code" means the Uniform Commercial Code as in effect in the State of Kansas from time to time.

           "Collateral" means the LaSalle Collateral and Gullion's membership interest in I-435/Nall, L.L.C. which represents fifty percent (50%) of all of the membership interest in such L.L.C. (the "L.L.C. Interest"), the Future Rights, and the Proceeds, collectively.

           "Equity Interests" means all securities, shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a


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          corporation,   partnership,  limited  liability  company,  or  similar
          entity, whether voting or nonvoting, certificated or uncertificated, including general partner partnership interests, limited partner partnership interests, membership interests, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

          "Event of Default" shall mean (a) Gullion's failure to perform his obligations under the Restitution Agreement in a timely manner, and
          (b) Pledgor's failure to perform his obligations under this Agreement.

          "Future Rights" shall mean: (a) all Equity Interests (other than Pledged Interests) of the Issuers, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuers; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests.

          "Gullion" shall have the meaning ascribed thereto in the Recitals to this Agreement.

          "Holder" and  "Holders"  shall have the meanings  ascribed  thereto in
          Section 3 of this Agreement.

          "Issuers"  shall mean each of the entities  identified as an Issuer on
          Schedule 1 attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

          "LaSalle" means LaSalle Bank, National Association.

          "LaSalle Collateral" means the 640,792 shares of common stock of Gold Banc Corporation, Inc., a Kansas corporation, that constitute a part of the Collateral, but are subject to a prior lien in favor of LaSalle to secure repayment of the LaSalle Obligations.

          "LaSalle Obligations" means the indebtedness owed by Gullion to LaSalle under the Promissory Note dated November 27, 2002 in the original principal amount of $4,000,000.00 from Gullion, as maker, payable to the order of LaSalle.

          "Lien" shall mean any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

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

           "Pledged Interests" means (a) the LaSalle Collateral and the L.L.C. Interest as identified more specifically on Schedule 1 hereto; and
           (b) all certificates or instruments representing the LaSalle Collateral or the L.L.C. Interest.

           "Pledgor" shall have the meaning ascribed thereto in the preamble to this Agreement.

           "Proceeds" shall mean all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, payment intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto); (b) "proceeds," as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

           "Restitution Agreement" shall have the meaning ascribed thereto in the Recitals to this Agreement.

           "Secured  Obligations" means (a) the Total Agreed Restitution Amount,
           (b) any amounts paid by Secured Party to LaSalle to repay the LaSalle Obligations in full, and (c) any other obligations or amount owed by Pledgor to Secured Party pursuant to the Restitution Agreement.

           "Secured Party" shall have the meaning ascribed thereto in the preamble to this Agreement, together with their successors or assigns.

           "Securities Act" shall have the meaning ascribed thereto in Section 9(c) of this Agreement.

           "Total Agreed Restitution Amount" shall have the meaning ascribed thereto in the Restitution Agreement.

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

     (b)  Construction.

               (i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement or the Restitution Agreement.

               (ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

               (iii) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Restitution Agreement, the terms and provisions of the Restitution Agreement shall control.

     2. PLEDGE. As security for the prompt payment and performance of the Secured Obligations in full when due (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), Pledgor hereby pledge, grant, transfer, and assign to Secured Party a security interest in all of Pledgor's right, title, and interest in and to the Collateral.

     3.  DELIVERY AND REGISTRATION OF COLLATERAL.

          (a) All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by Pledgor to Secured Party or Secured Party's designee pursuant hereto at a location designated by Secured Party and shall be held by or on behalf of Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed indorsement certificate in the form attached hereto as Exhibit A or other instrument of --------- transfer or assignment in blank, in form and substance satisfactory to Secured Party.

          (b) Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register on the books of the Issuers (or of any other person maintaining records with respect to the Collateral) in the name of Secured Party or any of its nominees

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

     any or all of the Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

          (c) If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a person other than Secured Party or Pledgor (a "Holder"), then Pledgor shall immediately, at Secured Party's option, either cause such Collateral to be delivered into Secured Party's possession, or cause such Holder to enter into a control agreement, in form and substance satisfactory to Secured Party, and take all other steps deemed necessary by Secured Party to perfect the security interest of Secured Party in such Collateral, all pursuant to Sections 9-106 and 9-313 of the Code or other applicable law governing the perfection of Secured Party's security interest in the Collateral in the possession of such Holder.

          (d) Any and all Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for Secured Party, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Secured
     Party in the same form as so received or held, with any necessary indorsements.

     4.    VOTING RIGHTS AND DIVIDENDS.

          (a) So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof.

          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights shall cease, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting or other consensual. Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to the preceding sentence.

     5. REPRESENTATIONS AND WARRANTIES. Pledgor represents, warrants, and covenants as follows:

          (a) Pledgor has taken all steps they deem necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting and registration rights), and Pledgor agrees that Secured Party shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

          (b) Pledgor is an individual. The address of Pledgor's principal residence is set forth on Schedule 2.

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

          (c) All information herein or hereafter supplied to Secured Party by or on behalf of Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects.

          (d) Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Interests and all other Collateral acquired by Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than:
     (i) the Liens in favor of Secured Party, (ii) with respect to the LaSalle Collateral, Liens in favor of LaSalle, and (iii) shares of stock of Gold Banc Corporation, Inc. owned by Gullion are subject to a right of first refusal in favor of Allen D. Petersen and William F. Wright.

          (e) This Agreement, the filing of a financing statement covering the Collateral and the delivery to Secured Party of the certificates representing the Pledged Interests that are certificated create a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Interests in favor of Secured Party securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken, except that the LaSalle Collateral is subject to a prior Lien in favor of LaSalle to secure repayment of the LaSalle Obligations.

          (f) Schedule 1 to this Agreement is true and correct and complete in all material respects. Without limiting the generality of the foregoing:
     (i) except as set forth on Schedule 1, all the Pledged Interests are in certificated form, and, except to the extent registered in the name of Secured Party or its nominee pursuant to the provisions of this Agreement, are registered in the name of Pledgor; and (ii) the Pledged Interests as to each of the Issuers constitute at least the percentage of all the fully diluted issued and outstanding Equity Interests of such Issuer as set forth in Schedule 1 to this Agreement.

          (g) There are no presently existing Future Rights or Proceeds owned by Pledgor.

          (h) The Pledged Interests have been duly authorized and validly issued and are fully paid and non-assessable.

          (i) The pledge of the Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     6.    Further Assurances.

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          (b) Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. A carbon, photographic, or other reproduction of this Agreement or any financing statement

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

     covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     7.    Covenants of Pledgor. Pledgor shall:

          (a) perform each and every covenant in the Restitution Agreement and the other Security Documents applicable to Pledgor; and

          (b) not change his principal residence without giving Secured Party at least thirty (30) days' prior written notice thereof.

     8.    SECURED PARTY AS PLEDGOR'S ATTORNEY-IN-FACT.

          (a) Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time at Secured Party's discretion, to take any action and to execute any instrument that Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, indorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to enter into any control agreements Secured Party deems necessary pursuant to Section 3 of this Agreement; or (iii) to arrange for the transfer of the Collateral on the books of any of the Issuers or any other person to the name of Secured Party or to the name of Secured Party's nominee.

          (b) In addition to the designation of Secured Party as Pledgor's attorney-in-fact in subsection (a), Pledgor hereby irrevocably appoints Secured Party as Pledgor's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce Secured Party's rights hereunder.

     9. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default:

          (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Secured Party may be the purchaser of any or

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

     all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that they now have or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days' notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, Pledgor hereby waives any claims against Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

          (b) Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the city and state where Secured Party is located in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

          (c) Pledgor hereby acknowledges that the sale by Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws, may require strict limitations as to the manner in which Secured Party or any subsequent transferee of the Collateral may dispose thereof. Pledgor acknowledges and agrees that in order to protect Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Pledgor has no objection to sale in such a manner and agree that Secured Party shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Secured Party may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors reasonably believed by Secured Party to be institutional investors or other accredited investors who might be interested in purchasing the Collateral. If Secured Party shall solicit such offers, then the acceptance by Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

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

          (d) PLEDGOR  EXPRESSLY  WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW:
     (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT THEY NOW HAVE OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION 9, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

     10. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, any cash held by Secured Party as Collateral and all cash Proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Secured Party of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by Secured Party as Secured Party may determine in its sole discretion.

     11. INDEMNITY AND EXPENSES. Pledgor agrees:

          (a) to indemnify and hold harmless Secured Party and each of its directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys' fees and expenses) in any way arising out of or in connection with this Agreement, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

          (b) to pay and reimburse Secured Party upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that Secured Party may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder, under the Restitution Agreement or under any control agreement entered into pursuant to this Agreement, or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by Pledgor to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations and the termination of this Agreement.

     12. DUTIES OF SECURED PARTY. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9-207 of the Code, Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any persons with respect to any Collateral.

     13.    CHOICE  OF LAW  AND VENUE; SUBMISSION TO  JURISDICTION;  SERVICE  OF
PROCESS.

          (a) THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF KANSAS (WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF). THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE DISTRICT COURT OF JOHNSON COUNTY, KANSAS OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF KANSAS, OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.

          (b) PLEDGOR HEREBY SUBMITS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHTS HE MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

          (c) PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT, OR OTHER PROCESS ISSUED IN ANY ACTION OR PROCEEDING AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT, OR OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGOR AT HIS ADDRESS FOR NOTICES IN ACCORDANCE WITH THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF PLEDGOR'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

          (d) NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY SECURED PARTY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

     14. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising any right under this Agreement, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof;

nor shall any single or partial exercise of any right under this Agreement, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

     15. NOTICES. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective parties as set forth below, and may be personally served, faxed, telecopied or sent by overnight courier service or United States mail:

     If to Pledgor:

           2716 West 118th Street
           Leawood, Kansas 66211
           Fax No.:
           Attn:Michael W. Gullion

     If to Secured Party:

           Gold Bank
           11301 Nall Avenue
           Leawood, Kansas 66211
           Fax No.:  (913) 451-8004
           Attn:Rick Tremblay

     with a copy to:

           Stinson Morrison Hecker LLP
           2600 Grand Boulevard
           Kansas City, Missouri 64108-4606
           Fax No.:  (816) 474-4208
           Attn:John A. Granda

     Any notice given pursuant to this Section shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a Business Day before 4:00 p.m. at the place of receipt or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by United States mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed. Any party hereto may change the address or fax number at which it is to receive notices hereunder by notice to the other party in writing in the foregoing manner.

     16. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until payment in full of the Secured Obligations; (b) be binding upon Pledgor and their heirs, legal representatives, successors and assigns; and (c) inure to the benefit of Secured Party and its successors, transferees, and assigns. Upon payment in full of the Secured Obligations, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by Pledgor and shall be in form and substance reasonably satisfactory to Secured Party.

     17. SECURITY INTEREST ABSOLUTE. To the maximum extent permitted by law, all rights of Secured Party, all security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto;

          (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the terms of the Restitution Agreement, or any other agreement or instrument relating thereto;

          (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

          (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, Pledgor.

     18. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     19. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     20. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by fax shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by fax also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

     21. WAIVER OF MARSHALING. Each of Pledgor and Secured Party acknowledges and agrees that in exercising any rights under or with respect to the
Collateral:  (a) Secured Party is under no obligation to marshal any Collateral;
(b) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (c) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects. Pledgor and Secured Party waive any right to require the marshaling of any of the Collateral.

      IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered as of the date first written above.

                                    PLEDGOR:
                                    -------

                                    /s/ Michael W. Gullion
                                    ------------------------------------
                                    Michael W. Gullion



                                    SECURED PARTY:
                                    -------------

                                    GOLD BANK,
                                    a Kansas banking corporation

                                    By:  Mick Aslin
                                         -------------------------------
                                    Name (print): Mick Aslin
                                                 -----------------------
                                    Title:        President
                                          ------------------------------



                                                                      SCHEDULE 1

                                                                  PLEDGED INTERESTS

                                                                              Number of       Certificate
                                    Jurisdiction of                         Shares/Units        Numbers      Registered    LaSalle
              Name of Issuer          Organization     Type of Interest    (if applicable)     (if any)         Owner     Collateral
              --------------          ------------     ----------------    ---------------     --------         -----     ----------

Gold Banc Corporation, Inc.              Kansas        Common stock            640,792          GB13167       Gullion         Yes
                                                                             (aggregate)        GB10012
                                                                                                GB10006
                                                                                                GB10013
                                                                                                GB10014
                                                                                                GB10015
                                                                                                GB13164
                                                                                                GB13165
                                                                                                GB13166
                                                                                                GB10011
                                                                                                GB10010
                                                                                                GB10002
                                                                                                GB10003
                                                                                                GB10004
                                                                                                GB10005
                                                                                                GB10009
                                                                                                GB10007
                                                                                                GB10008
                                                                                                GB10001

I-435/Nall, L.L.C.                       Kansas        Membership interest       NA               NA          Gullion           No


                                   SCHEDULE 2

                               PLEDGOR INFORMATION



Address of Principal Residence:

      2716 West 118th Street
      Leawood, Kansas 66211

                                    EXHIBIT A

                             INDORSEMENT CERTIFICATE

      FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto _____, [_____ (___) shares of the _____ Stock [or other securities of]] [a ___ percent (%) interest in ] ____ (the "Issuer") standing in the undersigned's name on the books of the Issuer represented by Certificate No(s). , and does hereby irrevocably constitute and appoint as the undersigned's attorney-in-fact to transfer the said stock [or other securities] on the books of the Issuer with full power of substitution in the premises.

Date:                          PLEDGOR(S):
                               ----------


                               -----------------------------------------
                               Name (print):
                                             ---------------------------